Exhibit 10.25

March 24, 2015

PDS Biotechnology Corporation
Attn:  Frank Bedu-Addo
500 Industrial Drive, Suite A
Lawrenceburg, IN 47025
United States

SUBJECT:	Transmittal of New License Agreement
OTT License:	L-048-2015/0
EFFECTIVE DATE:	01/05/2015
TITLE:	Human Cytotoxic T-Lymphoctye Epitope And Its Agonist Eptiope
From The Non-Variable...:

On behalf of the National Institutes of Health (NIH), I am pleased to forward, one fully executed copy of the above referenced license agreement.  You are receiving this information because you have been identified as the individual who will ensure that payments and notices will be forwarded to the NIH on a timely basis.

Please be aware that PDS Biotechnology Corporation has certain obligations to the NIH under this agreement.  These obligations may include scheduled payments and/or reports to the NIH.  Notices regarding payments due within the upcoming year are included in this package.  To avoid default, please familiarize yourself with these obligations and remit all payments and reports within the time frame specified in the License Agreement and as outlined in the “Frequently Asked Questions Sheet” located on the Office of Technology Transfer Web Site <http://ott.nih.gov/faqs/lic_faq.html>.

If you have any questions or concerns regarding this agreement, please don’t hesitate to contact Deborah Collins at:

Phone:	301-594-2366
Fax:	301-402-8678
E-Mail:	Collinsde@mail.nih.gov

We look forward to working with you and wish you success with the development of your licensed technology.

Sincerely,

Karen L. Rogers Senior Royalties Administrator

Enclosures

It is extremely important to include the “OTT License Number” on the payment.  Make all payments payable to:  “NIH/Patent Licensing”.

Automated Clearing House (ACH) - We strongly encourage our licensees to submit ACH payments through the U.S. Treasury web site located at:  https://www.pay.gov/paygov/.  Locate the “NIH Agency Form” through the “Agency List”.

Wire Transfers from U.S. Bank:  Federal Reserve Bank, ABA# 021030004, TREAS NYC, BNF=/AC-75080031

Wire Transfers from Foreign Bank:  Federal Reserve Bank of New York/ITS or FRBNY/ITS

Bank: Citibank N.A. (New York)	SWIFT Code: CITIUS33	Account Number: 36838868
Bank Address: 388 Greenwich Street, New York, NY 10013 Payment Details (Line 70): NIH 75080031
License Number (L-XXX-XXXX) Name of Licensee Detail of Charges (line 71a): Charge Our

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH) P.O. Box 979071 St. Louis, MO 63197-9000

Additional information regarding Royalty payment methods can be found at the OTT web site located at:
http://www.ott.nih.gov/faqs/royalty reports.aspx
You may also contact the NIH/OTT Royalties Administration Unit, Deborah CollinsSenior Royalty Coordinator
Collinsde©mail.nih.gov, 301-594-2366, or Karen Rogers, Senior Royalties Administrator,
Rogersk@nih.gov, 301-435-4359, for
assistance.  Thank you for your prompt payment.

It is extremely important to include the “OTT License Number” on the payment.  Make all payments payable to:  “NIH/Patent Licensing”.

Automated Clearing House (ACH) - We strongly encourage our licensees to submit ACH payments through the U.S. Treasury web site located at:  https://www.pay.gov/paygov/.  Locate the “NIH Agency Form” through the “Agency List”.

Wire Transfers from U.S. Bank:  Federal Reserve Bank, ABA# 021030004, TREAS NYC, BNF=/AC-75080031

Wire Transfers from Foreign Bank:  Federal Reserve Bank of New York/ITS or FRBNY/ITS

Bank: Citibank N.A. (New York)	SWIFT Code: CITIUS33	Account Number: 36838868
Bank Address: 388 Greenwich Street, New York, NY 10013 Payment Details (Line 70): NIH 75080031
License Number (L-XXX-XXXX) Name of Licensee Detail of Charges (line 71a): Charge Our

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH) P.O. Box 979071 St. Louis, MO 63197-9000

Additional information regarding Royalty payment methods can be found at the OTT web site located at:
http://www.ott.nih.gov/faqs/royalty reports.aspx
You may also contact the NIH/OTT Royalties Administration Unit, Deborah CollinsSenior Royalty Coordinator
Collinsde©mail.nih.gov, 301-594-2366, or Karen Rogers, Senior Royalties Administrator,
Rogersk@nih.gov, 301-435-4359, for
assistance.  Thank you for your prompt payment.

It is extremely important to include the “OTT License Number” on the payment.  Make all payments payable to:  “NIH/Patent Licensing”.

Automated Clearing House (ACH) - We strongly encourage our licensees to submit ACH payments through the U.S. Treasury web site located at:  https://www.pay.gov/paygov/.  Locate the “NIH Agency Form” through the “Agency List”.

Wire Transfers from U.S. Bank:  Federal Reserve Bank, ABA# 021030004, TREAS NYC, BNF=/AC-75080031

Wire Transfers from Foreign Bank:  Federal Reserve Bank of New York/ITS or FRBNY/ITS

Bank: Citibank N.A. (New York)	SWIFT Code: CITIUS33	Account Number: 36838868
Bank Address: 388 Greenwich Street, New York, NY 10013 Payment Details (Line 70): NIH 75080031
License Number (L-XXX-XXXX) Name of Licensee Detail of Charges (line 71a): Charge Our

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH) P.O. Box 979071 St. Louis, MO 63197-9000

Additional information regarding Royalty payment methods can be found at the OTT web site located at:
http://www.ott.nih.gov/faqs/royalty reports.aspx
You may also contact the NIH/OTT Royalties Administration Unit, Deborah CollinsSenior Royalty Coordinator
Collinsde©mail.nih.gov, 301-594-2366, or Karen Rogers, Senior Royalties Administrator,
Rogersk@nih.gov, 301-435-4359, for
assistance.  Thank you for your prompt payment.

NATIONAL INSTITUTES OF HEALTH

PATENT LICENSE AGREEMENT – NONEXCLUSIVE

COVER PAGE

For the NIH internal use only:

License Number: L-048-2015/0

License Application Number:
A-066-2013

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

1.
US Patent Application No. 60/529,329 filed December 12, 2003, entitled “Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-US-01].

2.
International Patent Application No. PCT/US2004/41921 filed December 10, 2004 entitled ““Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-PCT-02], as well as all foreign issued patents and patent applications claiming priority to this application.

3.
US Patent No. 7,999,071 issued August 16, 2011, entitled “Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-US-03], as well as all continuation and divisional applications.

4.
US Patent Application No. 61/582,723 filed January 3, 2012 entitled “Native and Agonist CTL Epitopes of The MUC-1 Tumor Antigen” [HHS Reference No. E-001-2012/0-US-01] as well as all continuation and divisional applications and foreign issued patents and patent applications.

Licensee:

PDS Biotechnology Corporation

675 US Highway 1

North Brunswick, NJ 08902

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention):

N/A

Additional Remarks:

Public Benefit(s):

Development of a cancer vaccine therapeutic will increase choices for cancer patients and significantly benefit public health.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D ((Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options).  The Parties to this Agreement are:

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1)	The National Institutes of Health (“NIH”) an agency within the Department of Health and Human Services (“HHS”); and

2)	The person, corporation, or institution identified above and on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as the “Licensee”.

The NIH and the Licensee agree as follows:

1.          BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, the NIH investigators made inventions that may have commercial applicability.

1.2
By assignment of rights from the NIH employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions.  HHS also owns any tangible embodiments of these inventions actually reduced to practice by the NIH.

1.3
The Secretary of HHS has delegated to the NIH the authority to enter into this Agreement for the licensing of rights to these inventions under 35 U.S.C. §§200-212, the Federal Technology Transfer Act of 1986, 15 U.S.C. §3710(a), and the regulations governing the licensing of Government-owned inventions, 37 C.F.R. Part 404.

1.4	The NIH desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	The Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.           DEFINITIONS

2.1
“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with the Licensee.  For this purpose, the term “control” shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity.

2.2	“Benchmarks” mean the performance milestones that are set forth M Appendix D.

2.3	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.4
“First Commercial Sale” means the initial transfer by or on behalf of the Licensee of Licensed Products or the initial practice of a Licensed Process by or on behalf of the Licensee in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales.

2.5	“FDA” means the Food and Drug Administration.

2.6	“Government” means the Government of the United States of America.

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2.7	“Licensed Fields of Use” means the fields of use identified in Appendix B.

2.8	“Licensed Patent Rights” shall mean:

(a)
Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of all these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a):

(i)	continuations-in-part of 2.7(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.7(a); and

(v)	any reissues, reexaminations, and extensions of all these patents;

(c)
to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a):  all counterpart foreign and U.S. patent applications and patents to 2.7(a) and 2.7(b), including those listed in Appendix A; and

(d)	Licensed Patent Rights shall not include 2.7(b) or 2.7(c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 2.7(a).

2.9
“Licensed Processes” means processes, which in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.10
“Licensed Products” means tangible materials, which in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.11	“Licensed Territory” means the geographical area identified in Appendix B.

2.12
“Net Sales” means the total gross receipts for sales of Licensed Products or practice of Licensed Processes by or on behalf of the Licensee, and from leasing, renting, or otherwise making Licensed Products available to others without sale or other dispositions, whether invoiced or not, less returns and allowances, packing costs, insurance costs, freight out, taxes or excise duties imposed on the transaction (if separately invoiced), and wholesaler and cash discounts in amounts customary in the trade to the extent actually granted.  No deductions shall be made for commissions paid to individuals, whether they are with independent sales agencies or regularly, employed by the Licensee, and on its payroll, or for the cost of collections.

2.13
“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

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3.          GRANT OF RIGHTS

3.1
The NIH hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, a nonexclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.2
This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the NIH other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

4.          SUBLICENSING
4.1	The Licensee has no right to sublicense, except as provided in Paragraphs 4.2-4.5 of this Agreement.

4.2
Upon written approval, which shall include prior review of any sublicense agreement by the NIH and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements under the Licensed Patent Rights for Licensed Products that specifically combine and/or include Licensee’s proprietary intellectual property.  For avoidance of doubt Paragraph 4.2 does not exclude the NIH from licensing the Licensed Patent Rights to third parties.

4.3
The Licensee agrees that any sublicenses granted by it shall provide that the obligations to the NIH of Paragraphs 5.1-5.2, 8.1, 10.1, 10.2, 12.5, and 13.8-13.9 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement.  The Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements.

4.4
Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the NIH, at the option of the sublicensee, upon termination of this Agreement under Article 13.  This conversion is subject to the NIH approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.5
The Licensee agrees to forward to the NIH a complete copy of each fully executed sublicense agreement postmarked within thirty (30) days of the execution of the agreement.  To the extent permitted by law, the NIH agrees to maintain each sublicense agreement in confidence.

5.            STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS
5.1	Prior to the First Commercial Sale, the Licensee agrees to provide the NIH with reasonable quantities of Licensed Products or materials made through the Licensed Processes for NIH research use.

5.2
The Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the NIH.

6.            ROYALTIES AND REIMBURSEMENT
6.1	The Licensee agrees to pay the NIH a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

6.2	The Licensee agrees to pay the NIH a minimum annual royalty as set forth in Appendix C.

6.3	The Licensee agrees to pay the NIH earned royalties as set forth in Appendix C.

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6.4	The Licensee agrees to pay the NIH benchmark royalties as set forth in Appendix C.

6.5	The Licensee agrees to pay the NIH sublicensing royalties as set forth in Appendix C.

6.6
A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that:

(a)	the application has been abandoned and not continued;

(b)	the patent expires or irrevocably lapses; or

(c)	the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.

6.8
On sales of Licensed Products by the Licensee made in other than an arms-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms-length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

6.9
With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH prior to the effective date of this Agreement, the Licensee shall pay the NIH, as an additional royalty within sixty (60) days of the NIH’s submission of a statement and request for payment to the Licensee, an amount equivalent to ten (10%) percent of these unreimbursed expenses but not to exceed fifteen thousand ($15,000 USD) US dollars of the unreimbursed patent expenses previously paid by the NIH.

6.10
With regard to unreimbursed expenses associated with the preparation, tiling, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH on or after the effective date of this Agreement, the NIH, at its sole option, may require the Licensee:

(a)
to pay the NIH on an annual basis, within sixty (60) days of the NIH’s submission of a statement and request for payment, a royalty amount equivalent to ten (10%) percent of these unreimbursed expenses but not to exceed fifteen thousand ($15,000 USD) US dollars per year, paid during the previous calendar year(s);

(b)
to pay ten (10%) percent these unreimbursed expenses but not to exceed fifteen thousand ($15,000 USD) US dollars per year of these unreimbursed expenses directly to the law firm employed by the NIH to handle these functions.  However, in this event, the NIH and not the Licensee shall be the client of the law firm; or

(c)
under exceptional circumstances, the Licensee may be given the right to assume responsibility for the preparation, filing, prosecution, or maintenance of any patent application or patent included with the Licensed Patent Rights.  In that event, the Licensee shall directly pay the attorneys or agents engaged to prepare, file, prosecute, or maintain these patent applications or patents and shall provide the NIH with copies of each invoice associated with these services as well as documentation that these invoices have been paid.

6.11
The NIH agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the NIH has requested payment from the Licensee under Paragraphs 6.8 and 6.9.  The Licensee agrees that all information provided by the NIH related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction.

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6.12
The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon sixty (60) days written notice to the NIH and owe no payment obligation under Paragraph 6.9 for patent-related expenses paid in that country after the effective date of the written notice.

7.            PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1	The NIH agrees to take responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights.

8.            RECORD KEEPING

8.1
The Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the NIH.  These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours for inspection, at the expense of the NIH, by an accountant or other designated auditor selected by the NIH for the sole purpose of verifying reports and royalty payments hereunder.  The accountant or auditor shall only disclose to the NIH information relating to the accuracy of reports and royalty payments made under this Agreement.  If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then the Licensee shall reimburse the NIH for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.7.  All royalty payments required under this Paragraph shall be due within sixty (60) days of the date the NIH provides the Licensee notice of the payment due.

9.            REPORTS ON PROGRESS, BENCHMARKS, SALES.  AND PAYMENTS

9.1
Prior to signing this Agreement, the Licensee has provided the NIH with the Commercial Development Plan in Appendix E, under which the Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application.  This Commercial Development Plan is hereby incorporated by reference into this Agreement.  Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2
The Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within sixty (60) days after December 31 of each calendar year.  These progress reports shall include, but not be limited to:  progress on research and development, status of applications for regulatory approvals, manufacturing, marketing, importing, and sales during the preceding calendar year, as well as, plans for the present calendar year.  The NIH also encourages these reports to include information on any of the Licensee’s public service activities that relate to the Licensed Patent Rights.  If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, the Licensee shall explain the reasons for such differences.  In any annual report, the Licensee may propose amendments to the Commercial Development Plan, acceptance of which by the NIH may not be denied unreasonably.  The Licensee agrees to provide any additional information reasonably required by the NIH to evaluate the Licensee’s performance under this Agreement.  The Licensee may amend the Benchmarks at any time upon written approval by the NIH.  The NIH shall not unreasonably withhold approval of any request of the Licensee to extend the time periods of this schedule if the request is supported by a reasonable showing by the Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application.

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9.3
The Licensee shall report to the NIH the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

9.4
The Licensee shall submit to the NIH, within sixty (60) days after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due.  With each royalty report, the Licensee shall submit payment of earned royalties due.  If no earned royalties are due to the NIH for any reporting period, the written report shall so state.  The royalty report shall be certified as correct by an authorized officer of the Licensee and shall include a detailed listing of all deductions made under Paragraph 2.12 to determine Net Sales made under Article 6 to determine royalties due.

9.5
Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G.  For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day that the payment is due, and any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by the Licensee.  The royalty report required by Paragraph 9.4 shall be mailed to the NIH at its address for Agreement Notices indicated on the Signature Page.

9.6
The Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay this tax and be responsible for all filings with appropriate agencies of foreign governments.

9.7
Additional royalties may be assessed by the NIH on any payment that is more than ninety (90) days overdue at the rate of one percent (1%) per month.  This one percent (1%) per month rate may be applied retroactively from the original due date until the date of receipt by the NIH of the overdue payment and additional royalties.  The payment of any additional royalties shall not prevent the NIH from exercising any other rights it may have as a consequence of the lateness of any payment.

9.8
All plans and reports required by this Article 9 and marked “confidential” by the Licensee shall, to the extent permitted by law, be treated by the NIH as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the NIH under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 C.F.R. §5.65(d).

10.          PERFORMANCE

10.1
The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application.  “Reasonable commercial efforts” for the purposes of this provision shall include adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D.

10.2
Upon the First Commercial Sale, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

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10.3
The Licensee agrees, after its First Commercial Sale, to make reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes available to patient assistance programs.

10.4
The Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

10.5
The Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, the NIH with inert samples of the Licensed Products or Licensed Processes or their packaging for educational and display purposes only.

11.          INFRINGEMENT AND PATENT ENFORCEMENT

11.1
The NIH and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either Party becomes aware.

11.2
In the event that a declaratory judgment action alleging invalidity of any of the Licensed Patent Rights shall be brought against the NIH, The NIH agrees to notify the Licensee that an action alleging invalidity has been brought. The NIH does not represent that it shall commence legal action to defend against a declaratory action alleging invalidity. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. Upon the Licensee’s payment of all costs incurred by the Government as a result of the Licensee’s joinder motion or other action, these actions by the Licensee shall not be considered a default in the performance of any material obligation under this Agreement.

12.          NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1	The NIH offers no warranties other than those specified in Article 1.

12.2
The NIH does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3
THE NIH MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	The NIH does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5
The Licensee shall indemnify and hold the NIH, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of:

(a)	the use by or on behalf of the Licensee, its directors, employees, or third parties of any Licensed Patent Rights; or

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(b)
the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by the Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights.

12.6	The Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.         TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1
This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.15 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2
In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default, the NIH may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3
In the event that the Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, the Licensee shall immediately notify the NIH in writing.

13.4	The Licensee shall have a unilateral right to terminate this Agreement in any country or territory by giving the NIH sixty (60) days written notice to that effect.

13.5	The NIH shall specifically have the right to terminate or modify, at its option, this Agreement, if the NIH determines that the Licensee:

(a)
is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the NIH’s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes;

(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2;

(c)	has willfully made a false statement of, or willfully omitted, a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement;

(e)	is not keeping Licensed Products or Licensed Processes reasonably available to the public after commercial use commences;

(f)	cannot reasonably satisfy unmet health and safety needs; or

(g)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2, unless waived.

13.6
In making the determination referenced in Paragraph 13.5, the NIH shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the NIH shall give written notice to the Licensee providing the Licensee specific notice of, and a ninety (90) day opportunity to respond to, the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g). If the Licensee fails to alleviate the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g) or fails to initiate corrective action to the NIH’s satisfaction, the NIH may terminate this Agreement.

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13.7
The NIH reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if it is determined that the action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee.

13.8
Within thirty (30) days of receipt of written notice of the NIH’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 C.F.R. §404.11, appeal the decision by written submission to the designated the NIH official.  The decision of the designated the NIH official shall be the final agency decision.  The Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.9
Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee.  Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expense, due to the NIH shall become immediately due and payable upon termination or expiration.  Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to the NIH or provide the NIH with written certification of the destruction thereof.  The Licensee may not be granted additional the NIH licenses if the final reporting requirement is not fulfilled.

14.          GENERAL PROVISIONS

14.1
Neither party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of the Government to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by the Government or excuse a similar subsequent failure to perform any of these terms or conditions by the Licensee.

14.2
This Agreement constitutes the entire agreement between the Parties relating to the subject matter of the Licensed Patent Rights, Licensed Products and Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3
The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4
If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification.  No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6
All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the Signature Page, or to any other address as may be designated in writing by such other party.  Agreement notices shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier.  Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service.  Private metered postmarks shall not be acceptable as proof of timely mailing.

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14.7
This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) except to the Licensee’s Affiliate(s) without the prior written consent of the NIH.  NIH shall provide its decision to such a request by Licensee within fifteen (15) business days from date of receipt of such request.  The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable.  In the event that the NIH approves a proposed assignment, the Licensee shall pay the NIH, as an additional royalty, one percent (1%) of the fair market value of any consideration received for any assignment of this Agreement within sixty (60) days of the assignment

14.8
The Licensee agrees in its use of any NIH-supplied materials to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines.  The Licensee agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46.  The Licensee agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying the NIH, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities.  Written notification to the NIH of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of the research or trials.

14.9
The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological materials, and other commodities.  The transfer of these items may require a license from the appropriate agency of the Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of the agency.  The NIH neither represents that a license is or is not required or that, if required, it shall be issued.

14.10
The Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status.  All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve the NIH patent rights in those countries.

14.11
By entering into this Agreement, the NIH does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement.  The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the NIH, any other Government organizational unit, or any Government employee.  Additionally, the Licensee shall not use the names of the NIH, the FDA, HHS, or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of the NIH.

14.12
The Parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13.  The Licensee agrees first to appeal any unsettled claims or controversies to the designated NIH official, or designee, whose decision shall be considered the final agency decision.  Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available.

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14.13
Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 C.F.R. Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14	Paragraphs 8.1, 9.6-9.8, 12.1-12.5, 13.8, 13.9, 14.12 and 14.14 of this Agreement shall survive termination of this Agreement.

14.15
The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this’ Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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NIH PATENT LICENSE AGREEMENT – NONEXCLUSIVE

SIGNATURE PAGE

For the NIH:

/s/ Richard U. Rodriguez	11-24-14
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch Office of Technology Transfer National Institutes of Health 6011 Executive Boulevard, Suite 325 Rockville, Maryland 20852-3804 U.S.A.

E-mail:  LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

by:
	/s/ Frank Bedu-Addo	01-05-15
	Signature of Authorized Official	Date

Frank Bedu-Addo
Printed Name

President
Title

I. Official and Mailing Address for Agreement notices:

Frank Bedu-Addo
Printed Name

President
Title

Mailing Address

PDS Biotechnology Corporation
675 US Highway 1
North Brunswick, NJ 08902
Phone:  203-947-6744
Fax:  203-942-2629 (fax)
Email:  fbeduaddo@pdsbiotech.com

II. Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

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Frank Bedu-Addo
Printed Name

President
Title

Mailing Address

PDS Biotechnology Corporation
675 US Highway 1
North Brunswick, NJ 08902
Phone:  203-947-6744
Fax:  203-942-2629 (fax)
Email:  fbeduaddo@pdsbiotech.com
Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) and/or imprisonment).

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APPENDIX A — PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):
I
US Patent Application No. 60/529,329 filed December 12, 2003, entitled “Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-US-01].

II
International Patent Application No. PCT/US2004/41921 filed December 10, 2004 entitled ‘Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-PCT-02], as well as all foreign issued patents and patent applications claiming priority to this application.

III
US Patent No. 7,999,071 issued August 16, 2011, entitled “Human cytotoxic T-lymphoctye epitope and its agonist epitope from the non-variable number of tandem repeat sequence of MUC-1” [HHS Reference No. E-321-2003/0-US-03], as well as all continuation and divisional applications.

IV
US Patent Application No. 61/582,723 filed January 3, 2012 entitled “Native and Agonist CTL Epitopes of The MUC-1 Tumor Antigen” [HHS Reference No. E-001-2012/0-US-01] as well as all continuation and divisional applications and foreign issued patents and patent applications.

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APPENDIX B— LICENSED FIELDS OF USE AND TERRITORY

I	Licensed Fields of Use:

(a)
Development of a therapeutic cancer vaccine using the Licensed Patent Rights specifically in combination with Licensee’s proprietary VersamuneTM technology for ovarian and pancreatic cancers.  The Field of Use may be amended upon renegotiation and pursuant to 37 CFR 404.

II	Licensed Territory:

(a)	Worldwide

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APPENDIX C — ROYALTIES

I
The Licensee agrees to pay to the NIH a noncreditable, nonrefundable license issue royalty in the amount of Thirty Thousand US Dollars ($30,000) upon execution of this Agreement to be paid in two (2) installments as follows:

(a)	Fifteen Thousand US Dollars ($15,000) within sixty (60) days from the effective date of this Agreement.

(b)	Fifteen Thousand US Dollars ($15,000) due on the one (1) year anniversary of the execution of this Agreement.

In the event this Agreement is terminated for any reason before the first year anniversary of the execution of this Agreement, then Licensee shall pay the balance of the license issue royalty upon termination.
II	The Licensee agrees to pay to the NIH a nonrefundable minimum annual royalty in the amount of Five Thousand US Dollars ($5,000 USD) as follows:

(a)
The first minimum annual royalty is due within sixty (60) days of the effective date of this Agreement and may be prorated according to the fraction of the calendar year remaining between the effective date of this Agreement and the next subsequent January 1; and

(b)	Subsequent minimum annual royalty payments are due and payable on January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year.

III
The Licensee agrees to pay the NIH earned royalties of two percent (2%) on Net Sales by or on behalf of the Licensee.  Licensee shall be entitled to reduce the earned royalty rate by half percent (0.5%) for any earned royalties Licensee must pay to one or more third party (ies), separately or cumulatively, in respect of the manufacture, sale or importation of the Licensed Products or use of Licensed Processes in the Licensed Territory.  Reduction shall however not reduce the earned royalty rate due to NIH under this Agreement below one and a half percent (1.5%).

IV	The Licensee agrees to pay the NIH Benchmark royalties within sixty (60) days of achieving each Benchmark:

(a)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase II Clinical Trials of a Licensed Product for ovarian cancer within each Licensed Territory;

(b)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase 111 clinical Trial of a Licensed Product for ovarian cancer within each Licensed Territory;

(c)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for ovarian cancer;

(d)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase II Clinical Trials of a Licensed Product for pancreatic cancer within each Licensed Territory;

(e)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase III clinical Trial of a Licensed Product for pancreatic cancer within each Licensed Territory;

(f)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for pancreatic cancer.

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V
Licensee agrees to pay NIH additional sublicensing royalties for each sublicense required to be approved by NIH pursuant to Paragraph 4.1 of four percent (4%) on the fair market value of any consideration received for granting such sublicense within sixty (60) days of the execution of such sublicense grant.

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APPENDIX D — BENCHMARKS AND PERFORMANCE

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIH that the Benchmark has been achieved.
I	Preclinical development:	2015-2016:

II	Animal efficacy studies to optimize the formulations with the MUC-1 antigens to maximize efficacy and manufacturing. Toxicology studies will also be performed.

III	IND filing	2015

IV	Phase I/IIa human clinical studies: Studies will be performed in a small patient population to demonstrate safety and obtain indicators of effect of dosing on efficacy	2016-2017

V	Phase IIb human clinical studies: Studies will be performed in a moderately sized patient population to evaluate efficacy -	2017-2019

VI	Phase III clinical studies: Studies will be performed in a large patient population to confirm product efficacy -	2020 -2022

VII	BLA to be filed if development proceeds according to the projected schedule.	2022

VI	First Commercial Sale	2023

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APPENDIX E — COMMERCIAL DEVELOPMENT PLAN

The Licensee will develop manufacture and market the immunotherapy product using the Licensed Patent Rights (certain MUC-1 antigens) in combination with its proprietary VersamuneTM liposomal nanoparticles.  VersamuneTM is the only cancer vaccine technology to date which has been demonstrated to reduce the population of myeloid derived suppressor cells in the tumor microenvironment while simultaneously acting as a potent activator of cytokines, chemokines and antigen-specific CD4+ and CD8+ T-cells.  The nanoparticles have also been shown to facilitate antigen uptake and processing leading to superior anti-tumor immune responses.

Steps followed by Licensee to develop and commercialize the Vaccine candidate such as MUC-1 containing vaccine are summarized below:

Pre-clinical and Early Clinical Development

Pre-clinical and early clinical development for ovarian and pancreatic cancer indications will be undertaken by the Licensee and expected to be completed by 2016.  Licensee has expressed interest in collaborating with NCI.

Regulatory

•	IND filing by 2016 to initiate clinical studies.
•	Design regulatory strategy for path to BLA and product registration.

Clinical

Clinical study design to ensure safety, efficacy and dosing will be initiated in 2017.  If successful, Phase IIb shidies will be initiated in 2017 and Phase III studies will be initiated in 2020.

Manufacturing and Quality

VersamuneTM is Licensee’s proprietary platform and Licensee has the expertise in manufacturing and quality control.  The VersamuneTM technology has already been out-licensed to major pharmaceutical companies for the development of therapeutic products.

Marketing

Licensee intends to market the product at least for the first indication by 2023.

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APPENDIX F - EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•	OTT license reference number (L-XXX-200X10)
•	Reporting period
•	Catalog number and units sold of each Licensed Product (domestic and foreign)
•	Gross Sales per catalog number per country
•	Total Gross Sales
•	Itemized deductions from Gross Sales
•	Total Net Sales
•	Earned Royalty Rate and associated calculations
•	Gross Earned Royalty
•	Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made
•	Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	62,500
1	A	UK	32	16,500
1	A	France	25	15,625
2	B	US	0	0
3	C	US	57	57,125
4	D	US	12	1,500
		Total Gross Sales		153,250
		Less Deductions:
			Freight	3,000
			Returns	7,000
		Total Net Sales		143,250

			Royalty Rate	8%
			Royalty Due	11,460
		Less Creditable Payments		10,000
		Net Royalty Due		1,460

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APPENDIX G — ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at:  https://www.pay.gov.  Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

Beneficiary Account:	Federal Reserve Bank of New York or TREAS NYC
Bank:	Federal Reserve Bank of New York
ABA#	021030004
Account Number:	75080031
Bank Address:	33 Liberty Street, New York, NY 10045
Payment Details:	License Number (L-XXX-XXXX) Name of the Licensee

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account:	Federal Reserve Bank of New York/1TS or FRBNY/ITS
Bank:	Citibank N.A. (New York)
SWIFT Code:	CITIUS33
Account Number:	36838868
Bank Address:	388 Greenwich Street, New York, NY 10013
Payment Details (Line 70):	NIH 75080031 License Number (L-XXX-XXXX) Name of the Licensee
Detail of Charges (line 71a):	Charge Our

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Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)
P.O. Box 979071
St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank
Government Lockbox SL-MO-C2GL
1005 Convention Plaza
St. Louis, MO 63101
Phone:  314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)
Office of Technology Transfer
Royalties Administration Unit
6011 Executive Boulevard
Suite 325, MSC 7660
Rockville, Maryland 20852

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A-066-2013 Invoiced and Paid Prosecution Costs Date Range: 01/01/200 - 12/31/2014

Invention No.	Patent Reference No.	Application No.	Invoice Number	Date Paid	Case Type	Invoice Amount
E-321-2003/0	E-321-2003/0-EIR-00		607435	10/07/03	US, Art Search, Pre-Filing, Search with Opinion	$4,778.00
E-321-2003/0	E-321-2003/0-EIR-00		1233722	02/24/10	Misc, Transfer of Case	$2,306.00
					Application Total	$7,084.00
E-321-2003/0	E-321-2003/0-US-01	60/529,329	630290	03/09/04	US, Filing, New Filing, PRV	$11,620.00
E-321-2003/0	E-321-2003/0-US-01	60/529,329	678090	01/11/05	Misc, Other	$3,293.00
E-321-2003/0	E-321-2003/0-US-01	60/529,329	719291	09/20/05	Foreign, Prosecution, Other	$3,538.85
E-321-2003/0	E-321-2003/0-US-01	60/529,329	1245491	04/20/10	Misc, Other	$1,678.75
E-321-2003/0	E-321-2003/0-US-01	60/529,329	1616296	05/10/10	Misc, Transfer of Case	$2,304.98
					Application Total	$22,435.58
E-321-2003/0	E-321-2003/0-PCT-02	PCT/US2004/41921	678148	01/11/05	Misc, Other	$1,224.00
E-321-2003/0	E-321-2003/0-PCT-02	PCT/US2004/41921	678147	01/27/05	PCT, Filing, PCT	$9,152.88
E-321-2003/0	E-321-2003/0-PCT-02	PCT/US2004/41921	696550	04/28/05	PCT, Prosecution, Invitation to Correct, 2 Months	$691.00
E-321-2003/0	E-321-2003/0-PCT-02	PCT/US2004/41921	700745	05/26/05	PCT, Prosecution, Chapter II Demand	$1,148.65
E-321-2003/0	E-321-2003/0-PCT-02	PCT/US2004/41921	1237830	03/18/10	PCT, Prosecution, Other	$3,215.25
					Application Total	$15,431.78
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1347455	08/09/06	US, Filing, Continuing Case, 371	$7,725.84
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1432394	09/24/07	US, Filing, Matters of Form, Requested, Missing Parts	$1,331.59
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1574124	11/09/09	US, Prosecution, Merits, Restriction	$934.00
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1590284	01/05/10	US, Prosecution, Merits, 3 Month Action	$3,247.92
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1254171	07/02/10	US, Prosecution, Merits, Final Rejection	$3,697.50
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1268154	09/27/10	US, Prosecution, Merits, 3 Month Action	$3,467.00
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1278325	12/01/10	US, Prosecution, Special Actions, IDS	$744.39
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1302477	04/20/11	US, Prosecution, Merits, 3 Month Action	$1,583.00
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1311102	05/31/11	US, Prosecution, Special Actions, IDS	$585.50
E-321-2003/0	E-321-2003/0-US-03	10/582,702	1336838	03/01/12	US, Post-prosecution, Notice of Allowance	$3,931.50
					Application Total	$27,248.24
E-321-2003/0	E-321-2003/0-EP-04	04814140.2	1357113	09/27/06	Foreign, Filing, PCT-30	$14,047.80
E-321-2003/0	E-321-2003/0-EP-04	04814140.2	1331152	10/17/11	Foreign, Prosecution, Office Action	$5,208.90
E-321-2003/0	E-321-2003/0-EP-04	04814140.2	1462286	08/27/13	Foreign, Prosecution, Office Action	$6,799.71
					Application Total	$26,056.41
E-321-2003/0	E-321-2003/0-JP-05	2006-544119	1357134	09/27/06	Foreign, Filing, PCT-30	$16,460.61

100% Reimbursed Report Generated: Thursday, January 15, 2015

A-066-2013 Invoiced and Paid Prosecution Costs Date Range: 01/01/200 - 12/31/2014

Invention No.	Patent Reference No.	Application No.	Invoice Number	Date Paid	Case Type	Invoice Amount
E-321-2003/0	E-321-2003/0-JP-05	2006-544119	1471574	04/03/08	Foreign, Prosecution, Request Examination	$4,490.01
E-321-2003/0	E-321-2003/0-JP-05	2006-544119	1320840	08/10/11	Foreign, Prosecution, Office Action	$8,542.73
E-321-2003/0	E-321-2003/0-JP-05	2006-544119	1386895	09/10/12	Foreign, Prosecution, Office Action	$6,990.10
E-321-2003/0	E-321-2003/0-JP-05	2006-544119	1403798	12/12/12	Foreign, Prosecution, Issue/Grant Fee	$2,292.55
					Application Total	**$38,776.00**
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1499902	00/00/00	Foreign, Prosecution, Request Examination	$1,536.22
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1355683	09/27/06	Foreign, Filing, PCT-30	$3,711.46
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1268155	09/27/10	Foreign, Prosecution, Office Action	$7,468.89
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1499902	12/01/10	Foreign, Prosecution, Request Examination	$1,536.22
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1306357	05/02/11	Foreign, Prosecution, Office Action	$7,623.06
E-321-2003/0	E-321-2003/0-AU-06	2004299457	1331153	10/17/11	Foreign, Prosecution, Issue/Grant Fee	$3,765.75
					Application Total	**$25,641.60**
E-321-2003/0	E-321-2003/0-CA-07	2547635	1355673	09/27/06	Foreign, Filing, PCT-30	$3,508.72
E-321-2003/0	E-321-2003/0-CA-07	2547635	1237833	03/18/10	Foreign, Prosecution, Request Examination	$3,282.72
E-321-2003/0	E-321-2003/0-CA-07	2547635	1278328	12/01/10	Misc, Other	$364.51
E-321-2003/0	E-321-2003/0-CA-07	2547635	1311105	05/31/11	Foreign, Filing, Matters of Form, Internal, Information Disclosure Statement	$1,418.60
E-321-2003/0	E-321-2003/0-CA-07	2547635		05/01/12	Foreign, Filing, Matters of Form, Requested, Sequence Listing	$1,377.46
E-321-2003/0	E-321-2003/0-CA-07	2547635	1373033	07/03/12	Foreign, Prosecution, Other	$1,181.06
E-321-2003/0	E-321-2003/0-CA-07	2547635	1426144	04/16/13	Foreign, Prosecution, Office Action	$9,466.22
E-321-2003/0	E-321-2003/0-CA-07	2547635	1511554	03/18/14	Foreign, Prosecution, Office Action	$9,340.87
					Application Total	**$29,940.16**
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1341817	12/15/11	US, Filing, Continuing Case, DIV	$5,056.50
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1367897	05/01/12	US, Prosecution, Special Actions, IDS	$641.60
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1399471	10/19/12	US, Prosecution, Merits, Restriction	$1,000.55
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1429388	04/16/13	US, Prosecution, Merits, 3 Month Action	$5,240.42
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1495057	11/08/13	US, Post-prosecution, Notice of Allowance	$3,865.00
E-321-2003/0	E-321-2003/0-US-08	13/176,341	1558121	12/04/14	US, Prosecution, Merits, 3 Month Action	$2,118.43
					Application Total	**$17,922.50**

100% Reimbursed Report Generated: Thursday, January 15, 2015

A-066-2013 Invoiced and Paid Prosecution Costs Date Range: 01/01/200 - 12/31/2014

Invention No.	Patent Reference No.	Application No.	Invoice Number	Date Paid	Case Type	Invoice Amount
E-321-2003/0	E-321-2003/0-AU-09	2011203056	1331156	10/17/11	Foreign, Filing, Divisional	$3,515.11
E-321-2003/0	E-321-2003/0-AU-09	2011203056	1358211	03/13/12	Foreign, Prosecution, Request Examination	$1,902.47
E-321-2003/0	E-321-2003/0-AU-09	2011203056	1429390	04/16/13	Foreign, Filing, Divisional	$62.00
					Application Total	$5,479.58
E-321-2003/0	E-321-2003/0-US-10	13/941,705	1489120	11/07/13	US, Filing, Continuing Case, DIV	$5,327.50
					Application Total	$5,327.50
					Invention Total	$221,343.35
					Family Total	$221,343.35
E-001-2012/0	E-001-2012/0-EIR-00		1406600	12/12/12	US, Art Search, Pre-Filing, Search with Opinion	$3,678.00
					Application Total	$3,678.00
E-001-2012/0	E-001-2012/0-US-01	61/582,723	1399479	10/16/12	US, Filing, New Filing, PRV	$8,706.78
					Application Total	$8,706.78
E-001-2012/0	E-001-2012/0-PCT-02	PCT/US2013/020058	1436481	07/02/13	PCT, Filing, PCT	$8,258.25
E-001-2012/0	E-001-2012/0-PCT-02	PCT/US2013/020058	1511569	03/18/14	PCT, Filing, PCT	$540.80
					Application Total	$8,799.05
E-001-2012/0	E-001-2012/0-AU-03	2013206896	1548096	10/28/14	Foreign, Filing, PCT-30	$3,107.65
					Application Total	$3,107.65
E-001-2012/0	E-001-2012/0-CA-04	2860599	1563691	00/00/00	Foreign, Filing, PCT-30	$2,469.65
					Application Total	$2,469.65
E-001-2012/0	E-001-2012/0-EP-05	13700352.1	1548098	10/28/14	Foreign, Filing, PCT-30	$9,973.68
					Application Total	$9,973.68
E-001-2012/0	E-001-2012/0-US-06	14/370,595	1558134	12/04/14	US, Filing, Continuing Case, 371	$5,066.92
					Application Total	$5,066.92
E-001-2012/0	E-001-2012/0-JP-07	551304/2014	1563693	00/00/00	Foreign, Filing, PCT-30	$11,108.98
					Application Total	$11,108.98
					Invention Total	$52,910.71
					Family Total	$52,910.71
					Grand Total	$274,254.06

Dylan.Caplan@dlapiper.com - Dec 18, 2018

100% Reimbursed Report Generated: Thursday, January 15, 2015

L-048-2015- Annuities Paid by NIH **01/01/2006 to 12/31/2014**

Technology EIR No.	Application No.	Country Code	Patent No.	Issue Date	Expiration Date	Amount Paid	Date Paid
E-321-2003/0	04814140.2	EP		00/00/00	12/10/2024	$581.00	12/10/2006
	2011203056	AU		00/00/00	12/10/2024	$0.00	12/10/2006
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2006
	2547635	CA		00/00/00	12/10/2024	$111.00	12/10/2006
	04814140.2	EP		00/00/00	12/10/2024	$673.00	12/10/2007
	2011203056	AU		00/00/00	12/10/2024	$0.00	12/10/2007
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2007
	2547635	CA		00/00/00	12/10/2024	$292.00	12/10/2007
	04814140.2	EP		00/00/00	12/10/2024	$1,238.00	12/10/2008
	2011203056	AU		00/00/00	12/10/2024	$0.00	12/10/2008
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2008
	2547635	CA		00/00/00	12/10/2024	$311.00	12/10/2008
	04814140.2	EP		00/00/00	12/10/2024	$1,467.00	12/10/2009
	2004299457	AU	2004299457	07/07/2011	12/10/2024	$248.00	12/10/2009
	2011203056	AU		00/00/00	12/10/2024	$0.00	12/10/2009
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2009
	2547635	CA		00/00/00	12/10/2024	$431.00	12/10/2009
	04814140.2	EP		00/00/00	12/10/2024	$1,578.00	12/10/2010
	2004299457	AU	2004299457	07/07/2011	12/10/2024	$270.00	12/10/2010
	2011203056	AU		00/00/00	12/10/2024	$0.00	12/10/2010
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2010
	2547635	CA		00/00/00	12/10/2024	$453.00	12/10/2010
	04814140.2	EP		00/00/00	12/10/2024	$1,929.00	12/10/2011
	2004299457	AU	2004299457	07/07/2011	12/10/2024	$329.00	12/10/2011
	2011203056	AU		00/00/00	12/10/2024	$329.00	12/10/2011
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2011
	2547635	CA		00/00/00	12/10/2024	$495.00	12/10/2011
	04814140.2	EP		00/00/00	12/10/2024	$1,841.00	12/10/2012
	2004299457	AU	2004299457	07/07/2011	12/10/2024	$371.00	12/10/2012
	2011203056	AU		00/00/00	12/10/2024	$371.00	12/10/2012
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2012
	2547635	CA		00/00/00	12/10/2024	$501.00	12/10/2012
	04814140.2	EP		00/00/00	12/10/2024	$2,234.00	12/10/2013
	2004299457	AU	2004299457	07/07/2011	12/10/2024	$324.00	12/10/2013
	2011203056	AU		00/00/00	12/10/2024	$324.00	12/10/2013
	2014268156	AU		00/00/00	12/10/2024	$0.00	12/10/2013
	2547635	CA		00/00/00	12/10/2024	$491.00	12/10/2013

Dylan.Caplan@dlapiper.com - Dec 18, 2018, 11:01:14 AM PST

NATIONAL INSTITUTES OF HEALTH
FIRST AMENDMENT TO L-048-2015/0
This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and PDS Biotechnology Corporation having an effective date of January 5, 2015 and having NIH Reference Number L-048-2015/0 (“Agreement”).  This First Amendment, having NIH Reference Number L-048-2015/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and PDS Biotechnology Corporation, having an office at 675 US Highway 1 North Brunswick, New Jersey 08902, U.S.A.(the ”Licensee”).  This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information) and 2) Attachment 2 (Amended Appendix C of the Agreement.

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to 1) modify the Field of Use and 2) modify the following section:  Appendix C-Royalties

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

5.	The Field of Use in Appendix B will be deleted in its entirety and replaced with the following:

Development and commercialization of a therapeutic cancer vaccine using the Licensed Patent Rights specifically in combination with Licensee’s proprietary VersamuneTM technology specifically for the following indications, 1) ovarian cancer, 2) colorectal cancer,3) breast cancer and 4) lung cancer.  The Field of Use may be amended upon renegotiation and pursuant to 37 CFR 404.

6.	Appendix C will be deleted in its entirety and replaced with Appendix C as outline in Attachment 2 of this First Amendment

7.
Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of five hundred US Dollars ($500), and payment options may be found in Attachment 1.

8.
In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

9.	All terms and conditions of the Agreement not herein amended remain binding and in effect.

10.
The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

11.	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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FIRST AMENDMENT TO L-048-2015/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Richard U. Rodriguez	Date: 6-18-15
Richard U. Rodriguez Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT Office of Technology Transfer National Institutes of Health 6011 Executive Boulevard, Suite 325 Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Frank Bedu-Addo	08-05-15
Signature of Authorized Official	Date

Name:	Frank Bedu-Addo
Title:President

I.	Official and Mailing Address for Agreement notices:
Frank Bedu-Addo
Name
President
Title

Mailing Address: PDS Biotechnology Corporation 675 US Highway 1 North Brunswick, NJ 08902 Phone: 203-947-6744 Fax: 203-942-2629 (fax) Email: fbeduaddo@pdsbiotech.com

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II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):
Michael King
Name
CFO
Title

Mailing Address PDS Biotechnology Corporation 675 US Highway 1 North Brunswick, NJ 08902 Phone: 609-610-4604 Fax: Email: fbeduaddo@pdsbiotech.com

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1— ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at:  https://www.pay.gov.  Locate the “NIH Agency Form” through the Pay.gov” Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

Beneficiary Account:	Federal Reserve Bank of New York or TREAS NYC
Bank:	Federal Reserve Bank of New York
ABA#	021030004
Account Number:	75080031
Bank Address:	33 Liberty Street, New York, NY 10045
Payment Details:	License Number (L-XXX-XXXX) Name of the Licensee

Drawn on a foreign bank account should be sent directly to the following account.payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account:	Federal Reserve Bank of New York/ITS or FRBNY/ITS
Bank:	Citibank N.A. (New York)
SWIFT Code:	CITIUS33
Account Number:	36838868
Bank Address:	388 Greenwich Street, New York, NY 10013
Payment Details (Line 70):	NIH 75080031 License Number (L-XXX-XXXX) Name of the Licensee
Detail of Charges (line 7l a):	Charge Our

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Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH) P.O.Box 979071 St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank Government Lockbox SL-MO-C2GL 1005 Convention Plaza St. Louis, MO 63101 Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH) Office of Technology Transfer Royalties Administration Unit 6011 Executive Boulevard Suite 325, MSC 7660 Rockville, Maryland 20852

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ATTACHMENT 2 APPENDIX C — ROYALTIES

I.          The License agrees to pay to the NIH a noncreditable, nonrefundable license issue royalty in the amount of Thirty Thousand US Dollars ($60,000) upon execution of this Agreement to be paid in three (3) installments as follows:

(a)	Fifteen Thousand US Dollars ($15,000) within sixty (60) days from the effective date of the Agreement.

(b)	Fifteen Thousand US Dollars ($15,000) due on the one (I) year anniversary of the execution of the Agreement; and

(c)	Thirty Thousand US Dollars ($30,000) due on the two year (2) year anniversary of the execution of the Agreement

In the event this :Agreement is terminated for any reason before the first year anniversary of the execution of this Agreement, then Licensee shall pay the balance of the license issue royalty upon termination.

II.          The Licensee agrees to pay to the NIH a nonrefundable minimum annual royalty in the amount of Five Thousand US Dollars ($5,000 USD) as follows:

(a)
The first minimum annual royalty is due within sixty (60) days of the effective date of this Agreement and may be prorated according to the fraction of the calendar year remaining between the effective date of this Agreement and the next subsequent January 1; and

(b)	Subsequent minimum annual royalty payments are due and payable on January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year.

III.         The Licensee agrees to pay the NIH earned royalties of two percent (2%) on Net Sales by or on behalf of the Licensee.  Licensee shall be entitled to reduce the earned royalty rate by half percent (0.5%) for any Licensee must pay to one or more third party (ies), separately or cumulatively, in respect of the manufacture, sale or importation of the Licensed Products or use of Licensed Processes in the Licensed Territory.  Reduction shall however not reduce the earned royalty rate due to NIH under this Agreement below one and a half percent (1.5%).

IV.         The Licensee agrees to pay the NIH Benchmark royalties within sixty (60) days of achieving each Benchmark:

(a)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase 11 Clinical Trials of a Licensed Product for ovarian cancer within each Licensed Territory;

(b)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase Ill clinical Trial of a Licensed Product for ovarian cancer within each Licensed Territory;

(c)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for ovarian cancer;

(d)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase II Clinical Trials of a Licensed Product for colorectal cancer within each Licensed Territory;

(e)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase 111 clinical Trial of a Licensed Product for colorectal cancer within each Licensed Territory;

(f)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for colorectal cancer.

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(g)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase II Clinical Trials of a Licensed Product for Lung cancer within each Licensed Territory;

(h)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase III clinical Trial of a Licensed Product for Lung cancer within each Licensed Territory;

(i)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for Lung cancer.

(j)	Twenty Five Thousand Dollars ($25,000) upon successful completion of Phase II Clinical Trials of a Licensed Product for breast cancer within each Licensed Territory;

(k)	Fifty Thousand Dollars ($50,000) upon initiation (first patient dosed) of the first Phase III clinical Trial of a Licensed Product for breast cancer within each Licensed Territory;

(l)
Seven Hundred Fifty Thousand Dollars ($750,000) upon First Commercial Sale in the Licensed Territory utilizing and/or directed to Licensed Product(s) and/or Licensed Process(es) within the Licensed Patent Rights for breast cancer.

V.          Licensee agrees to pay NIH additional sublicensing royalties for each sublicense required to be approved by NIH pursuant to Paragraph 4.1 of four percent (4%) on the fair market value of any consideration received for granting such sublicense within sixty (60) days of the execution of such sublicense grant.

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